SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 14, 2002
                                                -------------------------------

                                    ProLogis
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               (Exact Name of Registrant as Specified in Charter)





         Maryland                    1-12848                 74-2604728
(State or Other Jurisdiction       (Commission             (IRS Employer
     of Incorporation)             File Number)          Identification No.)





                    14100 East 35th Place, Englewood CO 80011
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code (303) 375-9292
                                                  -----------------------------



                                 ProLogis Trust
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9: REGULATION FD DISCLOSURE

On August 14, 2002, ProLogis filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. The following certifications, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, by the Chief Executive Officer and Chief Financial Officer of ProLogis accompanied that filing. These certifications are being furnished under Item 9 of this Form 8-K for the information of ProLogis' investors and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.


                                  Certification

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, being the Chief Executive Officer of ProLogis (the "Company"), hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Report"), which accompanies this certification, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  August 14, 2002              /s/ K. Dane Brooksher
                                     ----------------------------------------
                                     Name: K. Dane Brooksher
                                     Title: Chairman and Chief Executive Officer



                                  Certification

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, being the Chief Financial Officer of ProLogis (the "Company"), hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Report"), which accompanies this certification, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 14, 2002              /s/ Walter C. Rakowich
                                     ----------------------------------------
                                     Name: Walter C. Rakowich
                                     Title: Managing Director and Chief
                                            Financial Officer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     PROLOGIS



                                     By: /s/ Walter C. Rakowich
                                     -----------------------------------------
                                             Walter C. Rakowich
                                             Managing Director and Chief
                                             Financial Officer

August 14, 2002